PREFERRED ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
>>T. Rowe Price Capital Appreciation Fund
--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------
The fund seeks maximum long-term capital appreciation by investing primarily in common stocks, and it may also hold fixxed-income and other securities to help preserve principal value in uncertain or declining markets.
--------------------------------------------------------------------------------
Approach
--------------------------------------------------------------------------------
The common stock portion of the portfolio consists of long-term core holdings; companies that are undervalued relative to their assets, earnings, or other factors; short term holdings; and companies whose stock price is expected to rise the over short term but whose longer-term prospects may not be attractive.

Fixed-income securities including money market instruments may be used to reduce downside volatility during periods of anticipated foreign equity market declines.

The fund may invest up to 25% of total assets in foreign securities.
--------------------------------------------------------------------------------
Suitability
--------------------------------------------------------------------------------
For investors seeking long-term growth of capital but who prefer a strategy that focuses on reducing risk as much as maximizing gains.
--------------------------------------------------------------------------------
Benefits and Risks
--------------------------------------------------------------------------------
o The fund's attempt to cushion the effects of market declines on the share price could reduce the overall risk relative to that of the broad stock market.
o The fund's willingness to seek appreciation opportunities outside the stock market may aid performance when stocks are declining.
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.
--------------------------------------------------------------------------------
Portfolio Manager Information
--------------------------------------------------------------------------------
Stephen W. Boesel
o    B.A., Baldwin-Wallace College
o    M.B.A., University of Denver, Daniels College of Business
o    35 years of investment experience
o    Joined T. Rowe Price in 1973
o    Manager since August 1, 2001
--------------------------------------------------------------------------------
Fund Performance and Expense Ratio Comparison as of December 31, 2005
--------------------------------------------------------------------------------

                                                                                       ANNUALIZED
                                                                        ----------------------------------------
                                                                                                                           EXPENSE
FUND NAME                               TICKER          1 YEAR          3 YEARS         5 YEARS         10 YEARS            RATIO
------------------------------------------------------------------------------------------------------------------------------------
Preferred Asset Allocation Fund(1)      PFAAX           4.71%           12.32%           2.23%           7.96%              0.98%(2)
T. Rowe Price Capital Appreciation
  Fund(3)                               PRWCX           6.85            15.62           11.37           12.40               0.76(4)
Morningstar Moderate Allocation(5)        --            5.39            11.20            2.93            7.35               1.22(4)

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance or to request a prospectus, which includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing, please call 1-877-804-2315 or visit our Web site at troweprice.com.

A prospectus/proxy statement regarding the merger of the Preferred Group funds into a corresponding T. Rowe Price fund has been filed with the Securities and Exchange Commission (SEC). When the definitive prospectus/proxy statement is available, you should read it carefully because it contains important information about the transaction, the Preferred Group funds, and the T. Rowe Price funds. You can get, at no charge, the prospectus and shareholder reports for any of the Preferred Group funds by contacting the Preferred Group at 1-800-662-4769 and prospectuses and shareholder reports for any of the T. Rowe Price funds by contacting T. Rowe Price at 1-800-437-8925 or www.troweprice.com. You can also get the prospectus/proxy statement or any of these prospectuses or shareholder reports at no charge from the SEC's Web site at www.sec.gov. Please read the prospectus/proxy statement carefully before making any investment decisions.

*Effective on or about June 30, 2006, Jeffrey W. Arricale and David R. Giroux will become cochairmen of the fund's Investment Advisory Committee. Mr. Arricale joined T. Rowe Price in 2001 as an investment analyst. Prior to that, he was a manager in the auditing division of KPMG LLP. Mr. Giroux joined T. Rowe Price in 1998 as an investment analyst. Both currently serve as vice presidents and Investment Advisory Committee members of the fund.

(1)Source: The Preferred Group of Mutual Funds
(2)As of June 30, 2005
(3)Source: T. Rowe Price, Inc.
(4)As of December 31, 2005
(5)Source: Morningstar Direct


                                                         T. Rowe Price
                                                         INVEST WITH CONFIDENCE

LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
>>T. Rowe Price Growth Stock Fund
--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------
The fund seeks long-term growth of capital and, secondarily, increasing dividend income by investing primarily in common stocks of well-established growth companies.
--------------------------------------------------------------------------------
Approach
--------------------------------------------------------------------------------
Investment in long-established companies; operating in fertile fields; well managed; conservatively financed; and possessing pricing flexibility.
--------------------------------------------------------------------------------
Suitability
--------------------------------------------------------------------------------
For investors who can accept risks inherent in seeking long-term growth of capital through investment in common stocks.
--------------------------------------------------------------------------------
Benefits and Risks
--------------------------------------------------------------------------------
o Our investment approach reflects our belief that solid company fundamentals combined with a positive industry outlook will ultimately reward investors with strong investment performance.
o As with all equity funds, this fund's share price can fall because of weakness in the broad market, a particular industry, or specific holdings.
--------------------------------------------------------------------------------
Portfolio Manager Information
--------------------------------------------------------------------------------
Robert W. Smith
o    B.S., University of Delaware
o    M.B.A., Darden Graduate School of Business Administration
o    19 years of investment experience
o    Joined T. Rowe Price in 1992
o    Manager since March 1, 1997
--------------------------------------------------------------------------------
Fund Performance and Expense Ratio Comparison as of December 31, 2005
--------------------------------------------------------------------------------

                                                                                       ANNUALIZED
                                                                        ----------------------------------------
                                                                                                                           EXPENSE
FUND NAME                               TICKER          1 YEAR          3 YEARS         5 YEARS         10 YEARS            RATIO
------------------------------------------------------------------------------------------------------------------------------------
Preferred Large Cap Growth Fund(1)      PFGRX          13.66%           17.08%           -1.78%           8.74%             0.94%(2)
T. Rowe Price Growth Stock Fund(3)      PRGFX           6.56            15.52             1.38            9.92              0.72(4)
Morningstar Large Growth Category(5)      --            6.46            13.88            -3.36            6.95              1.49(4)

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance or to request a prospectus, which includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing, please call 1-877-804-2315 or visit our Web site at troweprice.com.

A prospectus/proxy statement regarding the merger of the Preferred Group funds into a corresponding T. Rowe Price fund has been filed with the Securities and Exchange Commission (SEC). When the definitive prospectus/proxy statement is available, you should read it carefully because it contains important information about the transaction, the Preferred Group funds, and the T. Rowe Price funds. You can get, at no charge, the prospectus and shareholder reports for any of the Preferred Group funds by contacting the Preferred Group at 1-800-662-4769 and prospectuses and shareholder reports for any of the T. Rowe Price funds by contacting T. Rowe Price at 1-800-437-8925 or www.troweprice.com. You can also get the prospectus/proxy statement or any of these prospectuses or shareholder reports at no charge from the SEC's Web site at www.sec.gov. Please read the prospectus/proxy statement carefully before making any investment decisions.

(1)Source: The Preferred Group of Mutual Funds
(2)As of June 30, 2005
(3)Source: T. Rowe Price, Inc.
(4)As of December 31, 2005
(5)Source: Morningstar Direct


                                                         T. Rowe Price
                                                         INVEST WITH CONFIDENCE

PREFERRED INTERNATIONAL VALUE FUND
--------------------------------------------------------------------------------
>>T. Rowe Price International Growth & Income Fund
--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------
The fund seeks to provide long-term growth of capital and reasonable income through investments primarily in common stocks of mature, dividend-paying, non-U.S. companies.
--------------------------------------------------------------------------------
Approach
--------------------------------------------------------------------------------
To invest substantially all of its assets outside the U.S., and to diversify broadly, primarily among developed countries. Investments in emerging markets will be modest and limited to more established developing countries. Stock selection reflects a value orientation.
--------------------------------------------------------------------------------
Suitability
--------------------------------------------------------------------------------
For investors seeking capital appreciation and who can accept the inherent risks of investing in common stock, such as market volatility, and the risks associated with international investing, such as currency fluctuation.
--------------------------------------------------------------------------------
Benefits and Risks
--------------------------------------------------------------------------------
o Broader investment opportunity - the world's best companies are not only in the United States.
o Over long periods, international investing offers diversification benefits relative to an all-U.S. portfolio.
o    Dividend income can provide a cushion against downside risk.
o International investments generally offer more volatility than domestic investments.
o Diversification cannot assure a profit or protect against loss in a declining market.
--------------------------------------------------------------------------------
Portfolio Manager Information
--------------------------------------------------------------------------------
Raymond A. Mills, CFA
o    B.S., Virginia Tech
o    S.M., Massachusetts Institute of Technology
o    8 years of investment experience
o    Joined T. Rowe Price in 1997
o    Manager since December 1, 2002
--------------------------------------------------------------------------------
Fund Performance and Expense Ratio Comparison as of December 31, 2005
--------------------------------------------------------------------------------

                                                                                    ANNUALIZED
                                                                  -----------------------------------------------
                                                                                                          SINCE
                                                                                                        INCEPTION        EXPENSE
FUND NAME                               TICKER       1 YEAR       3 YEARS      5 YEARS      10 YEARS    (12/21/98)        RATIO
----------------------------------------------------------------------------------------------------------------------------------
Preferred International Value Fund(1)   PFIFX        12.40%       23.18%        8.53%       10.18%           --          0.99%(2)
T. Rowe Price International Growth &
  Income Fund(3)                        PRIGX        15.75        25.73         7.68         --             7.69%        0.92(4)
Morningstar Foreign Large Value
  Category(5)                             --         13.21        24.30         7.73         9.52            --          1.49(4)

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. The performance information shown does not reflect the deduction of a 2% redemption fee on shares held three months or less; if it did, the performance would be lower. To obtain the most recent month-end performance or to request a prospectus, which includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing, please call 1-877-804-2315 or visit our Web site at www.troweprice.com.

A prospectus/proxy statement regarding the merger of the Preferred Group funds into a corresponding T. Rowe Price fund has been filed with the Securities and Exchange Commission (SEC). When the definitive prospectus/proxy statement is available, you should read it carefully because it contains important information about the transaction, the Preferred Group funds, and the T. Rowe Price funds. You can get, at no charge, the prospectus and shareholder reports for any of the Preferred Group funds by contacting the Preferred Group at 1-800-662-4769 and prospectuses and shareholder reports for any of the T. Rowe Price funds by contacting T. Rowe Price at 1-800-437-8925 or by visiting www.troweprice.com. You can also get the prospectus/proxy statement or any of these prospectuses or shareholder reports at no charge from the SEC's Web site at www.sec.gov. Please read the prospectus/proxy statement carefully before making any investment decisions.

(1)Source: The Preferred Group of Mutual Funds
(2)As of June 30, 2005
(3)Source: T. Rowe Price, Inc.
(4)As of December 31, 2005
(5)Source: Morningstar Direct


                                                         T. Rowe Price
                                                         INVEST WITH CONFIDENCE

PREFERRED INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
>>T. Rowe Price International Stock Fund
--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------
The fund seeks to provide long-term growth of capital by investing in the common stocks of established non-U.S. companies.
--------------------------------------------------------------------------------
Approach
--------------------------------------------------------------------------------
Active top-down/bottom-up approach, based on fundamental research seeking to identify above-average growth at reasonable value.
--------------------------------------------------------------------------------
Suitability
--------------------------------------------------------------------------------
Those who seek capital appreciation and who can accept the inherent risks of investing in common stocks, such as market volatility, and the risks associated with international investing, such as currency fluctuation.
--------------------------------------------------------------------------------
Benefits and Risks
--------------------------------------------------------------------------------
o Broader investment opportunity - the world's best companies are not only in the United States.
o Over long periods, international investing offers diversification benefits relative to an all-U.S. portfolio.
o International investments generally offer more volatility than domestic investments.
o Diversification cannot protect against loss in a declining market or assure a profit.
--------------------------------------------------------------------------------
Portfolio Manager Information
--------------------------------------------------------------------------------
Mark Bickford-Smith
o    21 years of investment experience
Dean Tenerelli
o    14 years of investment experience
David J.L. Warren
o    25 years of investment experience
--------------------------------------------------------------------------------
Fund Performance and Expense Ratio Comparison as of December 31, 2005
--------------------------------------------------------------------------------

                                                                                    ANNUALIZED
                                                                  -----------------------------------------------
                                                                                                          SINCE
                                                                                                        INCEPTION         EXPENSE
FUND NAME                               TICKER       1 YEAR       3 YEARS      5 YEARS      10 YEARS      (4/1/01)         RATIO
----------------------------------------------------------------------------------------------------------------------------------
Preferred International Growth Fund(2)  PFIGX        17.17%       17.21%         --           --            0.23%         1.54%(3)
T. Rowe Price International Stock
   Fund(4)                              PRITX        16.27        20.24         2.09%        5.53%           --           0.86(5)
Morningstar Foreign Large Growth
  Category(1)                             --         15.27        21.66         2.15         5.69            --           1.81(5)

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. The performance information shown does not reflect the deduction of a 2% redemption fee on shares held less than three months; if it did, the performance would be lower. To obtain the most recent month-end performance or to request a prospectus, which includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing, please call 1-877-804-2315 or visit our Web site at www.troweprice.com.

A prospectus/proxy statement regarding the merger of the Preferred Group funds into a corresponding T. Rowe Price fund has been filed with the Securities and Exchange Commission (SEC). When the definitive prospectus/proxy statement is available, you should read it carefully because it contains important information about the transaction, the Preferred Group funds, and the T. Rowe Price funds. You can get, at no charge, the prospectus and shareholder reports for any of the Preferred Group funds by contacting the Preferred Group at 1-800-662-4769 and prospectuses and shareholder reports for any of the T. Rowe Price funds by contacting T. Rowe Price at 1-800-437-8925 or by visiting www.troweprice.com. You can also get the prospectus/proxy statement or any of these prospectuses or shareholder reports at no charge from the SEC's Web site at www.sec.gov. Please read the prospectus/proxy statement carefully before making any investment decisions.

(1)Source: Morningstar Direct
(2)Source: The Preferred Group of Mutual Funds
(3)As of June 30, 2005
(4)Source: T. Rowe Price, Inc.
(5)As of December 31, 2005


                                                         T. Rowe Price
                                                         INVEST WITH CONFIDENCE

PREFERRED MID CAP GROWTH FUND
--------------------------------------------------------------------------------
>>T. Rowe Price Mid-Cap Growth Fund
--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------
The fund seeks long-term capital appreciation by investing primarily in the common stocks of medium-sized companies with the potential for above-average growth.
--------------------------------------------------------------------------------
Approach
--------------------------------------------------------------------------------
Focus on fundamentals of individual companies.

Careful stock selection of companies with proven products or services and above-average earnings growth.

Prefer companies with strong balance sheets and sufficient cash flow to fund growth internally.
--------------------------------------------------------------------------------
Suitability
--------------------------------------------------------------------------------
A moderately aggressive fund for investors seeking long-term growth of capital who can accept the risks associated with somewhat aggressive investments in mid-cap stocks.
--------------------------------------------------------------------------------
Benefits and Risks
--------------------------------------------------------------------------------
o Capture much of the superior appreciation potential of smaller-company stocks with less volatility.
o    Historically superior returns relative to large-company stocks.
o    Mid-cap securities are typically more volatile than large-company stocks.
--------------------------------------------------------------------------------
Portfolio Manager Information
--------------------------------------------------------------------------------
Brian W.H. Berghuis, CFA
o    A.B., Princeton University
o    M.B.A., Harvard Business School
o    23 years of investment experience
o    Joined T. Rowe Price in 1985
o    Manager since fund inception
--------------------------------------------------------------------------------
Fund Performance and Expense Ratio Comparison as of December 31, 2005
--------------------------------------------------------------------------------

                                                                                    ANNUALIZED
                                                                  -----------------------------------------------
                                                                                                          SINCE
                                                                                                        INCEPTION        EXPENSE
FUND NAME                               TICKER       1 YEAR       3 YEARS      5 YEARS      10 YEARS     (4/1/01)         RATIO
----------------------------------------------------------------------------------------------------------------------------------
Preferred Mid-Cap Growth Fund(1)        PFMGX        12.51%       22.63%        --           --             5.89%        1.28%(2)
T. Rowe Price Mid-Cap Growth Fund(3)    RPMGX        14.82        23.39        7.95%        13.39%           --          0.80(4)
Morningstar Mid-Cap Growth
  Category(5)                             --          9.70        19.13        0.01          8.48            --          1.59(4)

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance or to request a prospectus, which includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing, please call 1-877-804-2315 or visit our Web site at troweprice.com.

A prospectus/proxy statement regarding the merger of the Preferred Group funds into a corresponding T. Rowe Price fund has been filed with the Securities and Exchange Commission (SEC). When the definitive prospectus/proxy statement is available, you should read it carefully because it contains important information about the transaction, the Preferred Group funds, and the T. Rowe Price funds. You can get, at no charge, the prospectus and shareholder reports for any of the Preferred Group funds by contacting the Preferred Group at 1-800-662-4769 and prospectuses and shareholder reports for any of the T. Rowe Price funds by contacting T. Rowe Price at 1-800-437-8925 or www.troweprice.com. You can also get the prospectus/proxy statement or any of these prospectuses or shareholder reports at no charge from the SEC's Web site at www.sec.gov. Please read the prospectus/proxy statement carefully before making any investment decisions.

(1)Source: The Preferred Group of Mutual Funds
(2)As of June 30, 2005
(3)Source: T. Rowe Price, Inc.
(4)As of December 31, 2005
(5)Source: Morningstar Direct


                                                         T. Rowe Price
                                                         INVEST WITH CONFIDENCE

PREFERRED SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
>>T. Rowe Price New Horizons Fund
--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------
The fund seeks long-term growth of capital primarily in the common stocks of young, emerging growth companies that have the potential to become major companies in the future.
--------------------------------------------------------------------------------
Approach
--------------------------------------------------------------------------------
Long-term investments in companies with above-average earnings growth should deliver superior stock performance.

Concentrate on 'fertile fields' and America's fastest growing small companies.

Seek to reduce risk through diversification and avoidance of extreme valuations.
--------------------------------------------------------------------------------
Suitability
--------------------------------------------------------------------------------
For investors seeking maximum long-term capital appreciation, who can accept the volatility associated with investing in stock of small companies.
--------------------------------------------------------------------------------
Benefits and Risks
--------------------------------------------------------------------------------
o Small-company stocks may offer greater opportunities for capital appreciation than the shares of larger, more established companies.
o Emerging growth stocks are often overlooked by the investment community and may be undervalued, providing the potential for significant capital appreciation.
o Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks.
o Small companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience.
--------------------------------------------------------------------------------
Portfolio Manager Information
--------------------------------------------------------------------------------
John H. Laporte, CFA
o    A.B., Princeton University
o    M.B.A., Harvard Business School
o    Joined T. Rowe Price in 1976
o    Manager since January 1987
--------------------------------------------------------------------------------
Fund Performance and Expense Ratio Comparison as of December 31, 2005
--------------------------------------------------------------------------------

                                                                                       ANNUALIZED
                                                                        ----------------------------------------
                                                                                                                           EXPENSE
FUND NAME                               TICKER          1 YEAR          3 YEARS         5 YEARS         10 YEARS            RATIO
------------------------------------------------------------------------------------------------------------------------------------
Preferred Small Cap Growth Fund(1)      PSMCX            6.21%          23.63%           0.35%           1.32%              1.28%(2)
T. Rowe Price New Horrizon Fund(3)      PRNHX           11.90           25.36            7.03            9.57               0.84(4)
Morningstar Small Growth Category(5)      --             5.74           19.76            2.17            8.16               1.68(4)

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance or to request a prospectus, which includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing, please call 1-877-804-2315 or visit our Web site at troweprice.com.

A prospectus/proxy statement regarding the merger of the Preferred Group Funds into a corresponding T. Rowe Price Fund has been filed with the Securities and Exchange Commission (SEC). When the definitive prospectus/proxy statement is available, you should read it carefully because it contains important information about the transaction, the Preferred Group Funds and the T. Rowe Price Funds. You can get, at no charge, the prospectus and shareholder reports for any of the Preferred Group Funds by contacting the Preferred Group at 1-800-662-4769 and prospectuses and shareholder reports for any of the T. Rowe Price Funds by contacting T. Rowe Price at 1-800-437-8925 or www.troweprice.com. You can also get the prospectus/proxy statement or any of these prospectuses or shareholder reports at no charge from the SEC's Web site at www.sec.gov. Please read the prospectus/proxy statement carefully before making any investment decisions.

(1)Source: The Preferred Group of Mutual Funds
(2)As of June 30, 2005
(3)Source: T. Rowe Price, Inc.
(4)As of December 31, 2005
(5)Source: Morningstar Direct


                                                         T. Rowe Price
                                                         INVEST WITH CONFIDENCE

PREFERRED FIXED INCOME FUND
--------------------------------------------------------------------------------
>>T. Rowe Price New Income Fund
--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------
The fund seeks to provide the highest level of income consistent with the preservation of capital over time through investments primarily in marketable debt securities.
--------------------------------------------------------------------------------
Approach
--------------------------------------------------------------------------------
Invests at least 80% of assets in income-producing investment-grade debt securities.

No maturity restrictions, although the weighted average maturity is expected to range from four to 15 years.

Flexibility in purchasing investment-grade debt securities at various credit quality levels to achieve a higher yield.
--------------------------------------------------------------------------------
Suitability
--------------------------------------------------------------------------------
For investors willing to accept moderate risk to achieve a higher level of income than is offered by money market or short-term bond funds.
--------------------------------------------------------------------------------
Benefits and Risks
--------------------------------------------------------------------------------
o The fund provides a higher level of income for moderately more risk relative to a money market or short-term bond fund.
o    Generally less volatile than higher-yielding, longer-term bond funds.
o    High-quality bonds provide low credit risk.
o    The fund is not a money market fund, and its price and yield will fluctuate.
o If interest rates rise significantly from current levels, bond fund total returns will decline and may even turn negative in the short term.
--------------------------------------------------------------------------------
Portfolio Manager Information
--------------------------------------------------------------------------------
Daniel O. Shackelford, CFA
o    B.S., University of North Carolina at Chapel Hill
o    M.B.A., Duke University
o    24 years of investment experience
o    Joined T. Rowe Price in 1999
--------------------------------------------------------------------------------
Fund Performance and Expense Ratio Comparison as of December 31, 2005
--------------------------------------------------------------------------------

                                                                                       ANNUALIZED
                                                                        ----------------------------------------
                                                                                                                           EXPENSE
FUND NAME                               TICKER          1 YEAR          3 YEARS         5 YEARS         10 YEARS            RATIO
------------------------------------------------------------------------------------------------------------------------------------
Preferred Fixed Income Fund(1)        PFXIX             2.40%           5.03%            6.34%           6.00%             0.68%(2)
T. Rowe Price New Income Fund(3)      PRCIX             2.85            4.35             5.72            5.44              0.67(4)
Morningstar Intermediate-Term Bond
  Category(5)                           --              1.79            3.64             5.32            5.38              1.06(4)

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance or to request a prospectus, which includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing, please call 1-877-804-2315 or visit our Web site at www.troweprice.com.

A prospectus/proxy statement regarding the merger of the Preferred Group funds into a corresponding T. Rowe Price fund has been filed with the Securities and Exchange Commission (SEC). When the definitive prospectus/proxy statement is available, you should read it carefully because it contains important information about the transaction, the Preferred Group funds, and the T. Rowe Price funds. You can get, at no charge, the prospectus and shareholder reports for any of the Preferred Group funds by contacting the Preferred Group at 1-800-662-4769 and prospectuses and shareholder reports for any of the T. Rowe Price funds by contacting T. Rowe Price at 1-800-437-8925 or by visiting www.troweprice.com. You can also get the prospectus/proxy statement or any of these prospectuses or shareholder reports at no charge from the SEC's Web site at www.sec.gov. Please read the prospectus/proxy statement carefully before making any investment decisions.

(1)Source: The Preferred Group of Mutual Funds
(2)As of June 30, 2005
(3)Source: T. Rowe Price, Inc.
(4)As of December 31, 2005
(5)Source: Morningstar Direct


                                                         T. Rowe Price
                                                         INVEST WITH CONFIDENCE

PREFERRED MONEY MARKET FUND
--------------------------------------------------------------------------------
>>T. Rowe Price Summit Cash Reserves Fund
--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------
The fund seeks to provide preservation of capital, liquidity, and, consistent with these, the highest possible current income through investments primarily in high-quality money market securities.
--------------------------------------------------------------------------------
Approach
--------------------------------------------------------------------------------
The fund invests in a diversified portfolio of high-quality U.S. dollar-denominated money market securities issued in the U.S. and abroad, and will not invest more than 5% of its total net assets in securities of any one issuer. The fund is managed to maintain a stable $1.00 share price.
--------------------------------------------------------------------------------
Suitability
--------------------------------------------------------------------------------
For investors seeking the highest degree of principal stability and liquidity, who can accept lower income than longer-term investments typically provide, and who can meet the fund's $25,000 initial purchase requirement.
--------------------------------------------------------------------------------
Benefits and Risks
--------------------------------------------------------------------------------
o In addition to preserving capital, the fund seeks to provide the highest possible income available from low-risk, short-term securities.
o There is no assurance the fund will avoid principal losses if holdings default or are downgraded or if interest rates rise sharply in an unusually short period.
o An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
--------------------------------------------------------------------------------
Portfolio Manager Information
--------------------------------------------------------------------------------
James M. McDonald
o    B.S., Towson University
o    M.B.A., University of Baltimore
o    29 years of investment experience
o    Joined T. Rowe Price in 1976
o    Manager since 2002
--------------------------------------------------------------------------------
Fund Performance and Expense Ratio Comparison as of December 31, 2005
--------------------------------------------------------------------------------

                                                                              ANNUALIZED
                                                                  ---------------------------------
                                                                                                          7-DAY
                                                                                                          SIMPLE         EXPENSE
FUND NAME                               TICKER       1 YEAR       3 YEARS      5 YEARS      10 YEARS      YIELD           RATIO
----------------------------------------------------------------------------------------------------------------------------------
Preferred Money Market Fund(1)          PREXX        2.84%        1.49%        1.97%        3.63%            --          0.50%(2)
T. Rowe Price Summit Cash Reserves
  Fund(3)                               TSCXX        2.88         1.54         2.05         3.71            3.88%(4)     0.45(5)
Morningstar Money Market Taxable
  Category(6)                             --         2.50         1.29         1.74         3.43             --            --

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance or to request a prospectus, which includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing, please call 1-877-804-2315 or visit our Web site at www.troweprice.com.

A prospectus/proxy statement regarding the merger of the Preferred Group funds into a corresponding T. Rowe Price fund has been filed with the Securities and Exchange Commission (SEC). When the definitive prospectus/proxy statement is available, you should read it carefully because it contains important information about the transaction, the Preferred Group funds, and the T. Rowe Price funds. You can get, at no charge, the prospectus and shareholder reports for any of the Preferred Group funds by contacting the Preferred Group at 1-800-662-4769 and prospectuses and shareholder reports for any of the T. Rowe Price funds by contacting T. Rowe Price at 1-800-437-8925 or by visiting www.troweprice.com. You can also get the prospectus/proxy statement or any of these prospectuses or shareholder reports at no charge from the SEC's Web site at www.sec.gov. Please read the prospectus/proxy statement carefully before making any investment decisions.

(1)Source: The Preferred Group of Mutual Funds
(2)As of June 30, 2005
(3)Source: T. Rowe Price, Inc.
(4)The yield quotation more closely reflects the current earnings of the money market fund than does the total return quotation
(5)As of December 31, 2005
(6)Source: Morningstar Direct


                                                         T. Rowe Price
                                                         INVEST WITH CONFIDENCE

PREFERRED SHORT-TERM GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------
>>T. Rowe Price Short-Term Bond Fund
--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------
The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.
--------------------------------------------------------------------------------
Approach
--------------------------------------------------------------------------------
Invests primarily in investment-grade, short- and intermediate-term debt securities. The fund's dollar-weighted effective maturity will not exceed three years.
--------------------------------------------------------------------------------
Suitability
--------------------------------------------------------------------------------
For investors who seek higher income than money funds or similar investment vehicles provide and who can accept modest share price fluctuation.
--------------------------------------------------------------------------------
Benefits and Risks
--------------------------------------------------------------------------------
o The fund's income level should generally be above that of a money market fund, but less than that of a long-term bond fund.
o    The fund's share price should fluctuate less than a longer-term bond fund.
o Unlike money market funds, which are managed to maintain a stable share price of one dollar, the fund's net asset value can decline.
o If interest rates rise significantly from current levels, bond fund total returns will decline and may even turn negative in the short term.
--------------------------------------------------------------------------------
Portfolio Manager Information
--------------------------------------------------------------------------------
Edward A. Wiese, CFA
o    B.A., Yale University
o    M.B.A., Tuck School of Business at Dartmouth
o    21 years of investment experience
o    Joined T. Rowe Price in 1984
o    Manager since January 1995
--------------------------------------------------------------------------------
Fund Performance and Expense Ratio Comparison as of December 31, 2005
--------------------------------------------------------------------------------

                                                                                       ANNUALIZED
                                                                        ----------------------------------------
                                                                                                                           EXPENSE
FUND NAME                               TICKER          1 YEAR          3 YEARS         5 YEARS         10 YEARS            RATIO
------------------------------------------------------------------------------------------------------------------------------------
Preferred Short-Term Government
  Securities Fund(1)                    PFSGX           1.22%           1.15%            3.32%           4.29%              0.50%(2)
T. Rowe Price Short-Term Bond Fund(3)   PRWBX           1.74            2.31             4.12            4.76               0.55(4)
Morningstar Short Government
  Category(5)                             --            1.23            1.33             3.60            4.43               1.00(4)
Morningstar Short-Term Bond Category(5)   --            1.43            1.96             3.82            4.63               1.00(4)

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance or to request a prospectus, which includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing, please call 1-877-804-2315 or visit our Web site at www.troweprice.com.

A prospectus/proxy statement regarding the merger of the Preferred Group funds into a corresponding T. Rowe Price fund has been filed with the Securities and Exchange Commission (SEC). When the definitive prospectus/proxy statement is available, you should read it carefully because it contains important information about the transaction, the Preferred Group funds and the T. Rowe Price funds. You can get, at no charge, the prospectus and shareholder reports for any of the Preferred Group funds by contacting the Preferred Group at 1-800-662-4769 and prospectuses and shareholder reports for any of the T. Rowe Price funds by contacting T. Rowe Price at 1-800-437-8925 or by visiting www.troweprice.com. You can also get the prospectus/proxy statement or any of these prospectuses or shareholder reports at no charge from the SEC's Web site at www.sec.gov. Please read the prospectus/proxy statement carefully before making any investment decisions.

(1)Source: The Preferred Group of Mutual Funds
(2)As of June 30, 2005
(3)Source: T. Rowe Price, Inc.
(4)As of December 31, 2005
(5)Source: Morningstar Direct


                                                         T. Rowe Price
                                                         INVEST WITH CONFIDENCE

PREFERRED VALUE FUND
--------------------------------------------------------------------------------
>>T. Rowe Price Value Fund
--------------------------------------------------------------------------------
Objective
--------------------------------------------------------------------------------
The fund seeks to provide long-term capital appreciation by investing primarily in common stocks believed to be undervalued. Income is a secondary objective.
--------------------------------------------------------------------------------
Approach
--------------------------------------------------------------------------------
Bottom-up, fundamental orientation with low price/earnings ratios, low price/book ratios. Seeks to invest in out-of-favor investments.
--------------------------------------------------------------------------------
Suitability
--------------------------------------------------------------------------------
For investors seeking a moderately conservative approach to long-term capital growth.
--------------------------------------------------------------------------------
Benefits and Risks
--------------------------------------------------------------------------------
o    Exposure to the capital appreciation potential of undervalued stocks.
o    Potential for reduced downside risk relative to the overall market.
o The value approach carries the risk that the market will not recognize a security's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.
--------------------------------------------------------------------------------
Portfolio Manager Information
--------------------------------------------------------------------------------
John D. Linehan, CFA
o    B.A., Amherst College
o    M.B.A., Stanford Graduate School of Business
o    17 years of investment experience
o    Joined T. Rowe Price in 1998
o    Manager since March 31, 2003
--------------------------------------------------------------------------------
Fund Performance and Expense Ratio Comparison as of December 31, 2005
--------------------------------------------------------------------------------

                                                                                       ANNUALIZED
                                                                        ----------------------------------------
                                                                                                                           EXPENSE
FUND NAME                               TICKER          1 YEAR          3 YEARS         5 YEARS         10 YEARS            RATIO
------------------------------------------------------------------------------------------------------------------------------------
Preferred Value Fund(1)                 PFVLX           1.08%           11.18%           1.29%            8.49%             1.12%(2)
T. Rowe Price Value Fund(3)             TRVLX           6.30            16.82            6.20            11.72              0.90(4)
Morningstar Large Value Category(5)       --            5.88            15.57            3.96             8.85              1.39(4)

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. To obtain the most recent month-end performance or to request a prospectus, which includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing, please call 1-877-804-2315 or visit our Web site at www.troweprice.com.

A prospectus/proxy statement regarding the merger of the Preferred Group funds into a corresponding T. Rowe Price fund has been filed with the Securities and Exchange Commission (SEC). When the definitive prospectus/proxy statement is available, you should read it carefully because it contains important information about the transaction, the Preferred Group funds, and the T. Rowe Price funds. You can get, at no charge, the prospectus and shareholder reports for any of the Preferred Group funds by contacting the Preferred Group at 1-800-662-4769 and prospectuses and shareholder reports for any of the T. Rowe Price funds by contacting T. Rowe Price at 1-800-437-8925 or by visiting www.troweprice.com. You can also get the prospectus/proxy statement or any of these prospectuses or shareholder reports at no charge from the SEC's Web site at www.sec.gov. Please read the prospectus/proxy statement carefully before making any investment decisions.

(1)Source: The Preferred Group of Mutual Funds
(2)As of June 30, 2005
(3)Source: T. Rowe Price, Inc.
(4)As of December 31, 2005
(5)Source: Morningstar Direct


                                                         T. Rowe Price
                                                         INVEST WITH CONFIDENCE

                                  T. Rowe Price
                                 Organizational
                                    Overview


                                                          T. Rowe Price
                                                          INVEST WITH CONFIDENCE

T. Rowe Price Overview


o    Founded in 1937 by Thomas Rowe Price, Jr.

o    Independent, public company included in the S&P 500 Index

o    $269.5 billion(1) in assets under management

o    Strong financial condition and corporate stability

o    High ethical standard that place clients' interests first

o    Focused solely on investment management and related services

o    Major commitment to in-house fundamental research

o    Significant professional stability



               --------------------------------------------------

             T. Rowe Price offers investors a proven combination of
           investment management excellence, world class service and
                 guidance, built upon a heritage of integrity.


(1) As of December 31, 2005. The combined assets of the T. Rowe Price group of companies. The T. Rowe Price group of companies includes T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited.


                                                          T. Rowe Price
                                                          INVEST WITH CONFIDENCE

T. Rowe Price Business Snapshot


Assets: $269.5 Billion(1)
As of December 31, 2005




Pie Chart
Total Assets
U.S. Equity Assets              68.5%
Non-U.S. Fixed Income Assets     2.3%
Non-U.S.Equity Assets            8.9%
U.S. Fixed Income Assets        20.3%


Pie Chart
Distribution Channel
As of December 31, 2004

Retail                            29%
Institutional                     19%
Financial Intermediaries          25%
Defined Contribution              27%


      T. Rowe Price serves a diversified group of clients, with each group representing about 20 to 30 percent of total assets under
                                  management.


(1) The combined assets of the T. Rowe Price group of companies. The T. Rowe Price group of companies includes T. Rowe Price Associates, Inc., T. Rowe Price International, Inc., T. Rowe Price Global Investment Services Limited, and T. Rowe Price Global Asset Management Limited.


                                                          T. Rowe Price
                                                          INVEST WITH CONFIDENCE

Putting Shareholders First


         "What T. Rowe Price has done over
            time is put their mutual fund
                shareholders first."

Kenneth Worthington, analyst, CIBC World Markets, as quoted in Dow Jones Newswire article, "As Some Funds
    Swell, T. Rowe Closes Door to New Investors,"
                   March 23, 2005




                                          Almost all of the T. Rowe Price mutual
                                           funds for individual investors have
                                            expense ratios below their Lipper
                                                  category averages.(1)


(1) 129 of 130 funds (excluding institutional and bank institutional funds as defined by Lipper), more than six months old had expense ratios below their Lipper averages based on fiscal year-end data available as of December 31, 2005. Source for data: Lipper Inc.


                                                          T. Rowe Price
                                                          INVEST WITH CONFIDENCE

Outstanding Reputation


"T. Rowe's still-clean reputation has been the gift
               that keeps on giving."

        Wall Street Journal, January 28, 2005



                                                  "Top to bottom, T. Rowe Price
                                                remains an impressive investment
                                                         organization..."

                                                Morningstar.com, October 7, 2005



 "Over time, ... [T. Rowe Price's] investment
  acumen, growth initiatives and penchant for clean living should enhance its reputation..."

            Barron's, July 19, 2004

                                                          T. Rowe Price
                                                          INVEST WITH CONFIDENCE

T. Rowe Price:
A Well-Recognized Brand


           Leading industry advertiser(1)
Second largest advertiser among investment companies for the last four years ending 2004



                                 Brand Keys Customer Loyalty Award(2)
                      First in brand recognition in the mutual fund category for the third straight year


Mutual Fund Education Alliance Award(3)
    Best Advisor Communications 2005



                             Strong Multi-Channel Brand Awareness(4)
                                                                   Total Company
                                                                     Awareness
                             Advice Dependent Investors                 75%
                             401(K) Participants                        75%
                             Direct Investors                           88%



(1)  Competitrack Consumer Investment Advertising Report, January-December 2004.

(2) 2004 Brand Keys Customer Loyalty Awards. These awards honor the companies that are almost single-mindedly devoted to creating loyal customers.

(3)  Large Fund Category.

(4)  2004 National Tracker Study conducted by Harris Interactive.


                                                          T. Rowe Price
                                                          INVEST WITH CONFIDENCE

Call 1-877-804-2315 to request a prospectus, which includes investment objectives, risks, fees, expenses and other information that you should read and consider carefully before investing. All mutual funds are subject to market risk, including possible loss of principal.

A prospectus/proxy statement regarding the merger of each of the Preferred Group Funds into a corresponding T. Rowe Price fund has been filed with the Securities & Exchange Commission ("SEC"). When the definitive prospectus/proxy statement is available, you should read it carefully because it contains important information about the transaction, the Preferred Group Funds and the T. Rowe Price Funds. You can get, at no charge, the prospectus and shareholder reports for any of the Preferred Group Funds by contacting the Preferred Group at 1 800 662 4769 and prospectuses and shareholder reports for any of the T. Rowe Price Funds by contacting T. Rowe Price at 1 800 437 8925 or visiting www.troweprice.com. You can also get the prospectus/proxy statement or any of these prospectuses or shareholder reports at no charge from the SEC's Web site at www.sec.gov. Please read the prospectus/proxy statement carefully before making any investment decisions.


                                                          T. Rowe Price
                                                          INVEST WITH CONFIDENCE